SECOND AMENDED AND RESTATED FORBEARANCE AGREEMENT	Exhibit 10.1

THIS SECOND AMENDED AND RESTATED FORBEARANCE AGREEMENT (this “Agreement”) is dated to be effective as the 2nd day of February, 2012 (the “Effective Date”) by and among MERRILL LYNCH CAPITAL SERVICES, INC. (“MLCS”); MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS”); MUNIMAE TEI HOLDINGS, LLC (“TEI”); MUNICIPAL MORTGAGE & EQUITY, LLC (“MME”); MMA FINANCIAL HOLDINGS, INC. (“MMA Financial”); and MUNIMAE TE BOND SUBSIDIARY, LLC (“TE Bond Sub”).

WITNESSETH:

WHEREAS, MLCS and TEI entered into that certain ISDA Master Agreement, dated as of December 5, 2003 (as amended, restated and/or supplemented from time to time, the “MLCS/TEI Master Agreement”) together with the (a) Multicurrency-Cross Border Schedule to the MLCS/TEI Master Agreement, dated as of December 5, 2003 (as amended, restated and/or supplemented from time to time, the “MLCS/TEI Cross Border Schedule”), (b) Credit Support Annex to the Schedule to the MLCS/TEI Master Agreement, dated as of December 5, 2003 (as amended, restated and/or supplemented from time to time, the “MLCS/TEI Support Annex”), and (c) various Confirmations to the MLCS/TEI Master Agreement (all collectively, as amended, supplemented and/or restated from time to time, including as supplemented by the execution and delivery of additional Confirmations, and together with all other documents providing security therefor and/or guaranteeing the same, the “MLCS/TEI Swap Agreement”);

WHEREAS, MLCS and MME entered into that certain ISDA Master Agreement, dated as of April 28, 1997 (as amended, restated and/or supplemented from time to time, the “MLCS/MME Master Agreement”), together with the (a) Multicurrency-Cross Border Schedule to the MLCS/MME Master Agreement, dated as of April 28, 1997 (as amended, restated and/or supplemented from time to time, the “MLCS/MME Cross Border Schedule”), (b) Credit Support Annex to the Schedule to the MLCS/MME Master Agreement, dated as of April 28, 1997 (as amended, restated and/or supplemented from time to time, the “MLCS/MME Support Annex”), and (c) various Confirmations to the MLCS/MME Master Agreement (all collectively, as amended, supplemented and/or restated from time to time, including as supplemented by the execution and delivery of additional Confirmations, and together with all other documents providing security therefor and/or guaranteeing the same, the “MLCS/MME Swap Agreement”);

WHEREAS, MLPFS and MME entered into that certain ISDA Master Agreement, dated as of December 9, 1998 (as amended, restated and/or supplemented from time to time, the “MLPFS/MME Master Agreement”), together with the (a) Multicurrency-Cross Border Schedule to the MLPFS/MME Master Agreement, dated as of December 9, 1998 (as amended, restated and/or supplemented from time to time, the “MLPFS/MME Cross Border Schedule”), (b) Credit Support Annex to the Schedule to the MLPFS/MME Master Agreement, dated as of December 9, 1998 (as amended, restated and/or supplemented from time to time, the “MLPFS/MME Support Annex”), and (c) various Confirmations to the MLPFS/MME Master Agreement (all collectively, as amended, supplemented and/or restated from time to time, including as supplemented by the execution and delivery of additional Confirmations, and together with all other documents providing security therefor and/or guaranteeing the same, the “MLPFS/MME Swap Agreement”);

WHEREAS, MLCS and MMA Financial entered into that certain ISDA Master Agreement, dated as of June 14, 2004 (as amended, restated and/or supplemented from time to time, the “MLCS/MMA Financial Master Agreement”), together with the (a) Multicurrency-Cross Border Schedule to the MLCS/MMA Financial Master Agreement, dated as of June 14, 2004 (as amended, restated and/or supplemented from time to time, the “MLCS/MMA Financial Cross Border Schedule”), (b) Credit Support Annex to the Schedule to the MLCS/MMA Financial Master Agreement, dated as of June 14, 2004 (as amended, restated and/or supplemented from time to time, the “MLCS/MMA Financial Support Annex”), and (c) various Confirmations to the MLCS/MMA Financial Master Agreement (all collectively, as amended, supplemented and/or restated from time to time, including as supplemented by the execution and delivery of additional Confirmations, and together with all other documents providing security therefor and/or guaranteeing the same, the “MLCS/MMA Financial Swap Agreement”);

WHEREAS, the MLCS/TEI Swap Agreement, the MLCS/MME Swap Agreement, the MLPFS/MME Swap Agreement and the MLCS/MMA Financial Swap Agreement are sometimes referred to collectively herein as the “Swap Agreements”;

WHEREAS, TEI, MME and MMA Financial are sometimes referred to individually herein as a “MuniMae Entity” and collectively herein as the “MuniMae Entities”;

WHEREAS, MLCS, MLPFS and the MuniMae Entities entered into that certain Amended and Restated Forbearance Agreement, dated as of December 8, 2010 (the “Forbearance Agreement”), whereby during the Forbearance Period (as defined therein) and provided certain conditions were met, MLCS and MLPFS agreed to forbear from exercising and from directing others to exercise certain rights and remedies with respect to the Additional Termination Event under each of the Swap Agreements (as defined therein) relating to the failure of MME to maintain the minimum NAV set forth in each of the Swap Agreements and deliver the related quarterly NAV compliance certificates and with respect to the Event of Default under each of the Swap Agreements relating to the failure of the MuniMae Entities to deliver upon request certain annual audited financial statements required under the Swap Agreements;

WHEREAS, MLCS, MLPFS and TEI entered into that certain Supplement to Guarantees and Pledge Agreements, dated as of June 9, 2010 (as amended, restated and/or supplemented from time to time, including by virtue of that certain Amendment to Supplemental Pledge Agreement, dated as of April 27, 2011, the “Supplemental Pledge Agreement”), whereby, as additional security for the Guarantees, the Swap Agreement Obligations and the 2005 Pledge Agreement (as each of the foregoing terms are defined in the Supplemental Pledge Agreement), TEI granted a security interest to MLCS and MLPFS in all of TEI’s right, title and interest in and to the TE Bond Sub Membership Interest (as such term is defined in the Supplemental Pledge Agreement);

WHEREAS, TEI also granted a security interest to MLCS and MLPFS in and to the TE Bond Sub Membership Interest by virtue of the Pledge Agreements (as such term is defined in the Supplement Pledge Agreement);

WHEREAS, TEI entered into that certain Amended and Restated Operating Agreement of MuniMae TE Bond Subsidiary, LLC, a Maryland limited liability company, dated as of May 17, 1999 (as amended, restated and/or supplemented from time to time, and including the Series Exhibits thereto relating to the series of Preferred Shares issued by TE Bond Sub, the “TE Bond Sub Operating Agreement”), and the First Amendment to the TE Bond Sub Operating Agreement, dated as of March 25, 2010 (the “TE Bond Sub Operating Agreement Amendment”);

WHEREAS, pursuant to the TE Bond Sub Operating Agreement Amendment, TE Bond Sub agreed for the benefit of the Covered Preferred Shareholders (as such term is defined in the TE Bond Sub Operating Agreement Amendment), among other things, not to pay or distribute “Recapitalization Distributable Cash Flow” (as such term is defined in the TE Bond Sub Operating Agreement Amendment) except in conformance with the terms of the TE Bond Sub Operating Agreement Amendment; and

WHEREAS, the parties desire to amend and restate the Forbearance Agreement as herein provided and, during the Forbearance Period (as hereinafter defined) and provided certain conditions specified below are met, the parties hereto have agreed that MLCS and MLPFS will continue to forbear from exercising and from directing others to exercise certain rights and remedies with respect to the Additional Termination Event under each of the Swap Agreements described above relating to the failure of MME to maintain the minimum NAV set forth in each of such Swap Agreements and to deliver the related quarterly NAV compliance certificates (the “Subject Event of Default”);

NOW, THEREFORE, for and in consideration of the foregoing premises, and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Representations and Warranties. To induce MLCS and MLPFS to enter into this Agreement, each of the MuniMae Entities represents and warrants, and TE Bond Sub represents and warrants as set forth in subsections (c) through (f) and (i) below, that:

(a)          MME has failed to maintain a NAV of not less than $475,000,000 as required by each of the Swap Agreements and has failed to deliver the related quarterly NAV compliance certificates.

(b)         It is an Additional Termination Event under each of the Swap Agreements for MME to fail to maintain a NAV of not less than $475,000,000 and to fail to deliver the related quarterly NAV compliance certificates.

(c)         It is a limited liability company or corporation duly formed, validly existing and in good standing under the laws of the state of its organization or incorporation and is authorized to transact business as contemplated by each of the Swap Agreements.

(d)        It is duly authorized to execute and deliver this Agreement, and the execution and delivery hereof, and the performance of its obligations hereunder, do not and will not violate its limited liability company operating agreement or by-laws or applicable organizational documents, and do not and will not constitute a breach or default under any other agreement to which it is a party or by which it is bound.

(e)        It has duly executed and delivered this Agreement and that this Agreement constitutes a valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and general principles of equity.

(f)        It has freely and voluntarily agreed to the terms, provisions and undertakings set forth in this Agreement and is entering into this Agreement freely and voluntarily with the advice of legal counsel of its own choosing.

(g)        It has no defenses, counterclaims or offsets with respect to the Subject Event of Default or otherwise under the Swap Agreements.

(h)        Each of the Guarantees, the Pledge Agreements and the Supplemental Pledge Agreement are in full force and effect, are hereby ratified and confirmed in all particulars and no default or breach has occurred thereunder on the part of the applicable MuniMae Entity. Each of the Swap Agreements is in full force and effect and is hereby ratified and confirmed in all particulars, except as may be expressly modified hereby and, other than with respect to the Subject Event of Default, no Event of Default in respect of which a MuniMae Entity is Defaulting Party or Termination Event in respect of which a MuniMae Entity is an Affected Party has occurred thereunder.

(i)        The Restricted Payments Test (as such term is defined in the TE Bond Sub Operating Agreement Amendment) has been satisfied and, by the terms of the TE Bond Sub Operating Agreement, TE Bond Sub is authorized to make Restricted Payments in excess of $11,000,000 and still be in compliance with the Restricted Payments Test based on TE Bond Sub’s December 31, 2011 financial statements.

Section 2. Agreement to Forbear. From and after the Effective Date, and as long as each and every one of the Forbearance Conditions (as hereinafter defined) is and remains satisfied with respect to the Subject Event of Default, each of MLCS and MLPFS agrees that during the Forbearance Period (as hereinafter defined) it will not exercise or direct others to exercise any default or other remedy available to it under the Swap Agreements as a result of the Subject Event of Default. As used herein, the term “Forbearance Period” shall mean the period from and after the Effective Date and through and including the earlier of (a) the 30th day of June, 2013 or (b) the date on which the Forbearance Release Terms (as defined in Section 26 hereof) are satisfied.

Section 3. Forbearance Conditions. The continued satisfaction of each and every one of the following conditions (collectively, the “Forbearance Conditions”) shall be a condition to the agreement of MLCS and MLPFS to stand by and forbear as set forth in Section 2 hereof:

(a)         Each of the MuniMae Entities and TE Bond Sub shall duly and punctually observe, perform and discharge each and every obligation and covenant on its part to be performed under this Agreement.

(b)         From and after the Effective Date, there shall occur or exist no breach, Event of Default in respect of a MuniMae Entity or any Termination Event in respect of which a MuniMae Entity is an Affected Party under any of the Swap Agreements (taking into consideration all applicable notice requirements and cure periods provided for in the Swap Agreements), other than the Subject Event of Default.

(c)         The TE Bond Sub Operating Agreement and the TE Bond Sub Operating Agreement Amendment shall be complied with in all particulars (taking into consideration all applicable notice requirements and cure periods provided for in such documents).

(d)         Having achieved the Recapitalization described in the TE Bond Sub Operating Agreement Amendment, a portion of each quarterly distribution of Distributable Cash Flow (as such term is defined in the TE Bond Sub Operating Agreement Amendment) authorized to be made by TE Bond Sub to its Common Shareholder, beginning with the distribution for the fourth quarter of 2011 and continuing until the end of the Forbearance Period, shall be transferred on such quarterly distribution date by TE Bond Sub at the direction of TEI to the collateral account established under the MLCS/TEI Swap Agreement (the “Pledge Account”) and be used by TEI from time to time to purchase the outstanding principal amount of the Demand Notes (as defined in Section 26 hereof) or post collateral for the Interest Rate Swap Exposure (as defined below) of the MuniMae Entities (in addition to any scheduled reduction of Interest Rate Swap Exposure or other reduction of such Interest Rate Swap Exposure) in the following minimum amounts and by the following outside dates:

(i)         $3,120,000 of the distribution for the fourth quarter of 2011 shall be used to purchase the Barkley Place Demand Note at par and the balance of such amount shall be posted as collateral for Interest Rate Swap Exposure.

(ii)         $3,120,000 of the April 2012 distribution shall be posted as collateral for Interest Rate Swap Exposure.

(iii)         $3,120,000 of the July 2012 distribution shall be posted as collateral for Interest Rate Swap Exposure.

(iv)         $3,120,000 of the October 2012 distribution shall be posted as collateral for Interest Rate Swap Exposure.

(v)         $3,120,000 of the January 2013 distribution shall be used to purchase a portion of the remaining Demand Notes at par.

(vi)        $2,800,000 of the April 2013 distribution shall be used to purchase the remaining Demand Notes at par and $320,000 shall be posted as collateral for Interest Rate Swap Exposure.

(e)          The MuniMae Entities shall post additional collateral from time to time, including without limitation from amounts relating to quarterly distributions of Distributable Cash Flow, to the extent the aggregate Interest Rate Swap Exposure exceeds certain limits during certain periods as follows:

(i)	From one day after the date TE Bond Sub makes its distribution of Distributable Cash Flow to TEI for the fourth quarter of 2011 through April 30, 2012: $14,200,000.

(ii)	From May 1, 2012 through July 31, 2012: $10,200,000.

(iii)	From August 1, 2012 through October 31, 2012: $6,500,000.

(iv)	From November 1, 2012 through January 31, 2013: $2,600,000.

(v)	From February 1, 2013 through April 30, 2013: $2,400,000.

(vi)	From May 1, 2013 through June 29, 2013: $1,900,000.

(vii)	From and after June 30, 2013: $0.

“Interest Rate Swap Exposure” shall mean Exposure under the Transactions listed in Exhibit “A” attached hereto, which for the avoidance of doubt shall be without reference to the pledge of the TE Bond Sub Membership Interest. Collateral posted towards Interest Rate Swap Exposure under one or more of the Swap Agreements alternatively may be used to terminate one or more of the Transactions listed on Exhibit “A” by the MuniMae Entities in accordance with the terms of the applicable Swap Agreement.

(f)         The MuniMae Entities may acquire Demand Notes and/or post collateral relating to any Interest Rate Swap Exposure in advance of the scheduled payments set forth in subsection (d) above and will receive a dollar for dollar credit against the related subsequent payment obligations. The MuniMae Entities shall have the right to select the Swap Agreements with respect to which Interest Rate Swap Exposure is required to be collateralized as contemplated by this Section 3.

(g)         TEI shall not permit TE Bond Sub to declare or make common equity distributions exceeding Distributable Cash Flow without the prior written consent of MLCS and MLPFS. Any Restricted Payments which are permitted under the TE Bond Sub Operating Agreement or the TE Bond Sub Operating Agreement Amendment shall require the prior written consent of MLCS and MLPFS. MLCS and MLPFS shall consent to Restricted Payments to be used by TEI to acquire any Series of Preferred Shares of TE Bond Sub provided such shares will be contributed to TE Bond Sub as an equity contribution. MLCS and MLPFS hereby consent for up to $5,000,000 of Restricted Payments to be used to acquire any MMA Financial Subordinate Debentures at price not to exceed 25% of par. MLCS and MLPFS hereby consent to Restricted Payments by TE Bond Sub to TEI to reimburse TEI for any prior purchase of any Series of Preferred Shares or MMA Financial Subordinate Debentures made with funds from MuniMae Entities other than TE Bond Sub and not subject to the terms hereof, provided such purchase was approved in writing, in advance by MLCS and MLPFS.

(h)         The MuniMae Entities shall deliver, upon request by MLCS and MLPFS, any and all financial statements required under the Swap Agreements if, and to the extent, the information is disclosed in any 10-Q, 10-K or 8-K reports filed with the Securities and Exchange Commission by MME and, in addition, management-prepared projections or other reports of cash flow prepared for the use of MME’s management.

Section 4. Events of Default. If at any time prior to the end of the Forbearance Period, one or more of the Forbearance Conditions are not satisfied (taking into consideration all applicable notice requirements and cure periods provided for in the Swap Agreements), each of MLCS and MLPFS may in its discretion declare an Event of Default under or terminate the Swap Agreements (or any of them) and may terminate this Agreement by written notice thereof to the MuniMae Entities, whereupon all rights, options and obligations of the parties under this Agreement shall automatically cease to be of any further force or effect, and each of MLCS and MLPFS may (subject to the provisions of the Swap Agreements) pursue any rights or remedies it may have against the MuniMae Entities as provided in the Swap Agreements (or any of them) with respect to any Events of Default and/or Termination Events, as applicable, which may then exist under such documents, including, without limitation, with respect to the Subject Event of Default.

Section 5. Relationship of Parties. For the avoidance of doubt, except as specifically set forth herein, nothing in this Agreement shall be construed to alter the TE Bond Sub Operating Agreement, the TE Bond Sub Operating Agreement Amendment or the existing relationships between MLCS, MLPFS and the MuniMae Entities set forth in the Swap Agreements. This Agreement is not intended, nor shall it operate or be construed, to create a partnership or joint venture relationship between or among any of the parties hereto.

Section 6. Entire Agreement; Modification of Agreement. This Agreement and the Swap Agreements constitute the entire understanding of the parties to each such document with respect to the subject matter hereof and thereof. All prior dealings and promises with respect to the forbearance granted herein are merged into this Agreement. This Agreement may not be modified, altered or amended except by an agreement in writing signed by each party hereto.

Section 7. Non-Waiver and Non-Cure of Defaults. Neither the terms of this Agreement, nor the forbearance granted hereunder, nor the continued forbearance in accordance with this Agreement, shall operate or be construed as a waiver of, consent to, or an acknowledgment of a cure of, the Subject Event of Default. Each of the MuniMae Entities agrees, and TE Bond Sub acknowledges, that neither the Subject Event of Default, nor any other breach, default or event of default under the Swap Agreements, shall be deemed to have been waived, released or cured by virtue of the agreement to forbear with respect to the Subject Event of Default pursuant to the terms hereof or the execution of this Agreement by MLCS and MLPFS. Nothing contained herein is intended, nor shall it be deemed, to waive or limit in any manner the right of MLCS or MLPFS to call for additional collateral at any time or from time to time pursuant to any of the Swap Agreements.

Section 8. No Novation. This Agreement is not intended to be, nor shall it be construed to create, a novation or an accord and satisfaction, and except as otherwise expressly stated or modified herein, the Swap Agreements, including all related guaranties and indemnities, shall remain in full force and effect, and are hereby ratified and confirmed in all particulars. The parties agree that the terms of the Swap Agreements shall be strictly adhered to on and after the date hereof.

Section 9. Notices. All notices and other communications required or contemplated hereunder shall be (a) in writing, (b) promptly forwarded to all other parties to this Agreement upon receipt by any other such party, (c) deemed to have been given (i) upon personal delivery, (ii) one (1) Business Day (as defined in the Swap Agreements) after such notice is sent by a reputable overnight courier service, (iii) three (3) days after mailing by United States certified or registered mail, return receipt requested or (d) upon receipt of a facsimile or electronic mail transmission to be promptly confirmed and followed by United States mail, in each case with (as applicable) postage, courier or delivery charges prepaid and addressed as follows:

If to the MuniMae Entities
and TE Bond Sub:	621 East Pratt Street
Suite 600
Baltimore, MD 21202
Attention: Gary Mentesana
	Telephone:	(443) 263-2977
	Facsimile:	(410) 727-5387

With simultaneous copies to:	Gallagher Evelius & Jones LLP
218 North Charles Street
Suite 400
Baltimore, MD 21201
	Attention:	Philip F. Diamond, Esq.
	Telephone:	(410) 347 1350
	Facsimile:	(410) 468 2786

If to MLCS and MLPFS: One Bryant Park
12th Floor
New York, NY 10036
	Attention:	Daniel Nussbaum
	Telephone:	(646) 743-1377
	Facsimile:	(212) 449-9856

With simultaneous copies to:	Kutak Rock LLP
Suite 2100
225 Peachtree Street, N.E.
Atlanta, GA 30303
	Attention:	David A. Nix, Esq.
	Telephone:	(404) 222-4600
	Facsimile:	(404) 222-4654

Section 10. Construction of Ambiguities. Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement and have participated in the drafting hereof; accordingly, the normal rule of construction that any ambiguities are to be resolved against the drafting party shall not be applicable in the construction and interpretation of this Agreement or any amendments or exhibits hereto.

Section 11. Severability. If any term or provision of this Agreement or an application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

Section 12. Rights and Remedies Cumulative. The rights and remedies arising under and contained in this Agreement shall be separate, distinct and cumulative, and none of them shall be in exclusion of the other. All remedies arising under or contained in this Agreement shall be in addition to every other remedy now or hereafter existing at law or in equity or by statute, or under the Swap Agreements. Neither any course of dealing by a party hereto nor any failure or delay on its part to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege.

Section 13. Successors and Assigns. The covenants and obligations in this Agreement shall bind, and the benefits and advantages hereof shall inure to, the parties hereto and their respective heirs, legal and personal representatives, executors, administrators, successors and permitted assigns. This Agreement may not be assigned by the MuniMae Entities or TE Bond Sub without the prior written consent of each of MLCS and MLPFS. This Agreement is assignable by each of MLCS and MLPFS to the extent the Swap Agreements and Pledge Agreements are assignable by MLCS and MLPFS.

Section 14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

Section 15. Waiver of Notice of Acceptance. Each of the parties hereto hereby waives notice of acceptance of this Agreement by the other party hereto.

Section 16. Time of Essence. TIME IS OF THE ESSENCE as to each of the MuniMae Entities’ and TE Bond Sub’s observance and performance of each and every one of its agreements and undertakings contained in this Agreement.

Section 17. Waiver of Jury Trial. To the maximum extent permitted by law, each of the MuniMae Entities, TE Bond Sub, MLCS and MLPFS hereby knowingly, voluntarily and intentionally waives the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Agreement or any of the Swap Agreements, or any course of conduct, course of dealing, statement (whether verbal or written) or action of either party or any exercise by any party of their respective rights under the Swap Agreements (including, without limitation, any action to rescind or cancel this Agreement, and any claim or defense asserting that this Agreement was fraudulently induced or is otherwise void or voidable). This waiver is a material inducement for each of the MuniMae Entities, TE Bond Sub, MLCS and MLPFS to enter this Agreement and the execution and delivery of this Agreement by each of the MuniMae Entities, TE Bond Sub, MLCS and MLPFS is made in reliance upon such waiver. Each of the MuniMae Entities, TE Bond Sub, MLCS and MLPFS further warrant and represent that such waiver has been knowingly and voluntarily made by each party hereto, following consultation with their respective legal counsel.

Section 18. Voluntary Waiver of Automatic Stay. (a) TE BOND SUB HEREBY AGREES THAT IN THE EVENT TE BOND SUB COMMENCES A CASE UNDER THE UNITED STATES BANKRUPTCY CODE (11 U.S.C. § 101, ET SEQ., AS AMENDED, THE “BANKRUPTCY CODE”), OR IF A CASE IS COMMENCED AGAINST TE BOND SUB THEREUNDER, THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, SHALL THEREUPON BE ENTITLED, AND TE BOND SUB SHALL CONSENT, SUBJECT TO THE APPROVAL OF THE BANKRUPTCY COURT, IF REQUIRED, TO RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, UNDER THIS AGREEMENT AND UNDER APPLICABLE LAW, TO ALLOW THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, TO PURSUE SUCH REMEDIES. TE BOND SUB FURTHER AGREES THAT IT SHALL, IMMEDIATELY UPON THE REQUEST OF THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, SUBJECT TO THE APPROVAL OF THE BANKRUPTCY COURT, IF REQUIRED, TAKE ALL ACTIONS NECESSARY TO AFFORD SUCH RELIEF TO THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, INCLUDING WITHOUT LIMITATION, TO EXECUTE SUCH DOCUMENTS AND TO FILE SUCH PAPERS AS THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, DEEMS NECESSARY AND APPROPRIATE TO OBTAIN SUCH RELIEF. TE BOND SUB FURTHER AGREES NOT TO OPPOSE ANY MOTION OF THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, SEEKING RELIEF FROM ANY AUTOMATIC STAY WITH RESPECT TO MLCS OR MLPFS.

(b)         EACH MUNIMAE ENTITY HEREBY ACKNOWLEDGES AND AGREES THAT EACH ISDA MASTER AGREEMENT AND THE TRANSACTIONS THEREUNDER CONSTITUTE A “SWAP AGREEMENT” AS DEFINED IN SECTION 101(53B) OF THE BANKRUPTCY CODE AND AGREES THAT IN THE EVENT A MUNIMAE ENTITY COMMENCES A CASE UNDER THE BANKRUPTCY CODE, OR IF A CASE IS COMMENCED AGAINST A MUNIMAE ENTITY THEREUNDER, THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, SHALL THEREUPON NOT BE SUBJECT TO ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, UNDER THIS AGREEMENT, EACH ISDA MASTER AGREEMENT AND UNDER APPLICABLE LAW, TO ALLOW THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, TO PURSUE SUCH REMEDIES. EACH MUNIMAE ENTITY FURTHER AGREES THAT IT SHALL, IMMEDIATELY UPON THE REQUEST OF THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, TAKE ALL ACTIONS NECESSARY TO AFFORD SUCH RELIEF TO THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, INCLUDING WITHOUT LIMITATION, TO EXECUTE SUCH DOCUMENTS AND TO FILE SUCH PAPERS AS THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, DEEMS NECESSARY AND APPROPRIATE TO OBTAIN SUCH RELIEF. EACH MUNIMAE ENTITY FURTHER AGREES NOT TO OPPOSE ANY MOTION OF THE TRUSTEE, MLCS OR MLPFS, AS APPLICABLE, SEEKING RELIEF FROM ANY AUTOMATIC STAY WITH RESPECT TO MLCS OR MLPFS.

Section 19. Governing Law. This Agreement shall be governed exclusively by, and construed in accordance with, the applicable laws of the State of New York without regard to conflict of laws principles.

Section 20. Section Headings and References. The headings or titles of the several Sections hereof shall be solely for convenience of reference and shall not affect the meaning, construction or effect of this Agreement.

Section 21. Limited Liability. The liability of the MuniMae Entities under this Agreement shall be in the same manner and degree as provided in the Swap Agreements.

Section 22. Definitions. Any capitalized term used in this Agreement and not defined herein shall have the meaning ascribed to such term in the Swap Agreements, the Supplemental Pledge Agreement, the TE Bond Sub Operating Agreement and/or the TE Bond Sub Operating Agreement, as applicable. All references to any prior version or amendment and restatement of this Agreement in any of the Swap Agreements, the Guarantees, the Pledge Agreements, the Supplemental Pledge Agreement or any of the documents referred to therein shall be deemed to refer to this Agreement.

Section 23. Release. Each of the MuniMae Entities and TE Bond Sub releases each of MLCS and MLPFS from, agrees each of MLCS and MLPFS shall not be liable for, and agrees to hold each of MLCS and MLPFS harmless against, any loss or damage that may arise from, or that relate directly or indirectly to, actions contemplated by or taken in furtherance of the implementation of this Agreement, except to the extent such loss or damage resulted from the gross negligence or willful misconduct of MLCS or MLPFS.

Section 24. Miscellaneous. For the avoidance of doubt, the parties hereto hereby acknowledge and agree that a default, event of default and/or Event of Default (taking into consideration all applicable notice and cure periods) under this Agreement shall constitute an Event of Default under the Supplemental Pledge Agreement.

Section 25. Account Control Agreement. For as long as the Common Shares are pledged to MLCS or MLPFS and subject to that certain side letter of TE Bond Sub to MLCS dated September 23, 2011, TE Bond Sub shall cause all of its revenues to be deposited in the depository account established and governed by that certain Deposit Account Control Agreement, dated as of September 23, 2011, by and among TE Bond Sub, MLCS and Wells Fargo Bank, N.A.

Section 26. Merrill Agreements. (a) This Agreement shall terminate upon the MuniMae Entities satisfying the following conditions (collectively, the “Forbearance Release Terms”):

(i)          All Demand Notes are purchased by one or more of the MuniMae Entities;

(ii)         All Interest Rate Swap Exposure is collateralized with Eligible Collateral, which for the avoidance of doubt shall be without reference to the pledge of the TE Bond Sub Membership Interest;

(iii)        All other Exposure under the Swap Agreements is fully collateralized, which for the avoidance of doubt shall be without reference to the pledge of the TE Bond Sub Membership Interest, and the Letter of Credit No. WCERS 2005-01 posted under the MLCS/MMA Financial Swap Agreement is replaced with Eligible Collateral or a letter of credit in form and substance acceptable to MLCS in its sole and absolute discretion;

(iv)        TE Bond Sub maintains Total Common Equity of not less than $200,000,000 calculated by MLCS and MLPFS in accordance with the methodology described in Exhibit “B” attached hereto;

(v)         TEI maintains a NAV of not less than $225,000,000 and MLCS and MLPFS are delivered related NAV compliance certificates as described in Exhibit “C” attached hereto; and

(vi)         At the time the Forbearance Release Terms described in subsections (i) through (v) above are satisfied, no breach, Event of Default in respect of a MuniMae Entity or any Termination Event in respect of which a MuniMae Entity is an Affected Party exists under any of the Swap Agreements (taking into consideration all applicable notice requirements and cure periods).

Upon satisfaction of the Forbearance Release Terms, MLCS and MLPFS shall amend each of the Swap Agreements to reflect the NAV requirement in each Cross Border Schedule being applicable to TEI consistent with subsection (v) above rather than MME.

(b)         Upon the purchase of the Barkley Place Demand Note from MLPFS, so long as the MuniMae Entities are in compliance with the terms of this Agreement, MLPFS shall release the $4,200,000 Letter of Credit of the General Retirement System of the City of Detroit securing the Demand Notes and MLCS shall release the $5,500,000 Letter of Credit of the Police and Fire Retirement System of the City of Detroit securing the 2005 Pledge Agreement (as such term is defined in the Supplemental Pledge Agreement). The term “Demand Notes” shall mean collectively that certain Consolidated, Amended and Restated Promissory Note, dated March 26, 2009, in the original principal amount of $649,460 made by SCA Meadows Limited Partnership in favor of MME (and endorsed to and held by MLPFS); that certain Consolidated, Amended and Restated Promissory Note, dated March 26, 2009, in the original principal amount of $2,376,211 made by Barkley Place II Limited Partnership in favor of MME (and endorsed to and held by MLPFS); that certain Consolidated, Amended and Restated Promissory Note, dated March 26, 1999, in the original principal amount of $2,062,415 made by Newport Village Limited Partnership in favor of MME (and endorsed to and held by MLFPS); and that certain Consolidated, Amended and Restated Promissory Note, dated as of December 30, 1998, in the original principal amount of $3,195,658 made by Montclair Limited Partnership in favor of MME (and endorsed to and held by MLPFS).

(c)        With respect to Transaction No. 011 (Administrative No. 11MU00214) and Transaction No. 012 (Administrative No. 11MU00215) entered into under the MLCS/TEI Swap Agreement, and provided Transaction No. 011 is otherwise adequately collateralized, MLCS agrees to release collateral posted with respect to such Transaction Nos. 011 and 012 in an amount up to $712,000 in order to permit TEI to purchase the Bonds described in Transaction No. 012 for the par amount thereof and terminate such Transaction No. 012, with the balance of such amount being applied to the Interest Rate Swap Exposure posting obligation described in Section 3(d)(i) hereof.

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IN WITNESS WHEREOF, each of the MuniMae Entities and TE Bond Sub has caused this Second Amended and Restated Forbearance Agreement to be executed by its duly authorized officer and each of MLCS and MLPFS has caused this Second Amended and Restated Forbearance Agreement to be executed by its duly authorized officer, all as of the date first above written.

MERRILL LYNCH CAPITAL SERVICES, INC.

By:	/s/ Daniel Nussbaum

Name: Daniel Nussbaum

Title: Authorized Signatory

[Signatures continued on following page]

[Signature Page to Second Amended and Restated Forbearance Agreement]

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Daniel Nussbaum

Name: Daniel Nussbaum

Title: Authorized Signatory

[Signatures continued on following page]

[Signature Page to Second Amended and Restated Forbearance Agreement]

Municipal Mortgage & Equity, LLC, a Delaware limited liability company

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

MMA FINANCIAL HOLDINGS, INC., a Florida corporation

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

MUNIMAE TEI HOLDINGS, LLC, a Maryland limited liability company

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

MUNIMAE TE BOND SUBSIDIARY, LLC
a Maryland limited liability company

By:	/s/ Gary A. Mentesana
Name:	Gary A. Mentesana
Title:	Executive Vice President

EXHIBIT A

INTEREST RATE SWAP TRANSACTIONS

Admin Number	Counterparty	Maturity Date	Notional Amount

07MU03517	Municipal Mortgage & Equity	9/14/2012	10,000,000

07MU00977	Municipal Mortgage & Equity	10/1/2012	3,750,000

06MU02276	Municipal Mortgage & Equity	8/21/2013	100,000,000

06MU03765	Municipal Mortgage & Equity	8/21/2013	100,000,000

06MU04461	Municipal Mortgage & Equity	12/28/2024	30,000,000

06MU00535	MMA Financial Holdings	3/2/2016	50,000,000

EXHIBIT B

TE BOND SUB TOTAL COMMON EQUITY METHODOLOGY

“Adjusted Assets” means the sum of cash and cash equivalents, restricted cash, tax-exempt bonds available-for-sale and Interest receivable as set forth in the MuniMae TE Bond Subsidiary, LLC and Subsidiary (“TE Bond Sub”) Consolidated Balance Sheets included in the TE Bond Sub Consolidated Financial Statements for the applicable period (the “TE Bond Sub Financial Statements”).

“Adjusted Liabilities” means the sum of all liabilities as set forth in the TE Bond Sub Financial Statements, excluding mandatorily redeemable preferred shares, net of discount.

“Preferred Shares at Liquidation Preference” means the amount of aggregate liquidation preference of TE Bond Sub Mandatorily Redeemable Preferred Shares and TE Bond Sub Perpetual Preferred Shares, as of the reporting date.

“Total Common Equity” means the sum of (i) Adjusted Assets, minus (ii) the sum of (A) Adjusted Liabilities plus (B) Preferred Shares at Liquidation Preference.

EXHIBIT C

TEI NAV COMPLIANCE CERTIFICATE

With respect to each of the Swap Agreements, MLCS and MLPFS are furnished, within 45 days after the end of each of the first three calendar quarters, and within 90 days after the end of the last calendar quarter, a compliance certificate (the “Compliance Certificate”) duly and properly executed by, as applicable, MME, TEI or MMA Financial (i) certifying that as of the date thereof and at all times since the date of the previous Compliance Certificate of MME, TEI or MMA Financial, as applicable, TEI has and continues to have NAV of not less than the amount specified in Section 26 of this Agreement and (ii) setting forth the calculation of TEI’s book net worth as determined in accordance with generally accepted accounting principles on the certification date (herein referred to as “NAV”) as of the end of such period and certifying as to the accuracy and completeness of such calculation.